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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)              May 1, 2001
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                             Zeppelin Software, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       0-26373                 98-0196717
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                           6018 Plumas Street, Apt. B
                                 Reno, NV 89509
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                    (Address of Principal Executive Offices)



                  Registrant's telephone number (253) 709-2494
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 1, 2001, Zeppelin Software, Inc. (the "Company") was advised by Freeman & Davis LLP, the Company's independent accountants, that it was resigning as the Company's independent accountants because of the Company's non-payment of fees owed to Freeman & Davis LLP. The Company has retained D. Mee & Co., as its new independent accountants.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ZEPPELIN SOFTWARE, INC.

Date:  May 10, 2001                        By /s/ Donald J. Cheney
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                                              Donald J. Cheney
                                              Director, Secretary and Treasurer